UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 10, 2004

World Airways, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26582	94-1358276

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The HLH Building
101 World Drive
Peachtree City, Georgia 30269

(Address of Principal Executive Offices)

(770) 632-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

     ☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

ITEM 8.01. Other Events.
ITEM 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-99.1 PRESS RELEASE ISSUED SEPTEMBER 10, 2004

ITEM 8.01.       Other Events.

     On September 10, 2004, World Airways, Inc., a Delaware corporation (the “Registrant”), announced that the Registrant has received approval from the U.S. Air Force Air Mobility Command for a $94 million contract to provide fixed passenger flying in fiscal year 2005, which begins on October 1, 2004 and ends on September 30, 2005. A copy of the press release issued by the Registrant on September 10, 2004 is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 of this Current Report on Form 8-K as if fully set forth herein.

ITEM 9.01.       Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Document
99.1	Press Release of World Airways, Inc. issued September 10, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Airways, Inc. (Registrant)

Date: September 13, 2004	By:	/s/ Randy J. Martinez

		Name:	Randy J. Martinez

		Title:	President and Chief Executive Officer